SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement         / /  Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e) (2))

/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                            Cohoes Bancorp, Inc.
------------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_______

    (2) Aggregate number of securities to which transaction applies:__________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________

    (4) Proposed maximum aggregate value of transaction:______________________

    (5) Total fee paid:_______________________________________________________

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:_________________________________

    (2) Form, schedule or registration statement no.:___________

    (3) Filing party:___________________________________________

    (4) Date filed:_____________________________________________


NEWS FLASH

          * * * ATTENTION ALL COHOES BANCORP STOCKHOLDERS * * *


      OUR ANNUAL MEETING ON NOVEMBER 30, 2000 IS JUST DAYS AWAY ....



> On November 24, 2000, Cohoes Bancorp signed a definitive agreement to be acquired by Hudson River Bancorp for $19.50 per share in cash.

>    Cohoes' Board of Directors acted in your best interests by obtaining the
     highest value for your shares.     ----

> TrustCo's $18.00 per share hostile offer is clearly inferior. Do not vote for TrustCo's nominees.

>    We urge you to protect your investment in Cohoes. Here is what you should do:
 ----------------------------------------------------------------------------
|                                                                            |
| 1. Vote the BLUE proxy FOR Cohoes proposals 1 , 2 and 3 and please discard |
|    any and all proxies from TrustCo.                                       |
|                                                                            |
| 2. If you have already voted for TrustCo's nominees, you can change your   |
|    vote.  To do so, or to ask any questions, please call our proxy         |
|    solicitor:                                                              |
|                                                                            |
|                                                                            |
|                         Regan & Associates, Inc.                           |
|                  Telephone Toll Free 1-800-737-3426                        |
|                                                                            |
 ----------------------------------------------------------------------------


                       [COHOES BANCORP, INC. LOGO]

Cohoes has filed a Solicitation/Recommendation Statement in response to the Tender Offer Statement filed by TrustCo Bank Corp. NY. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors are able to obtain, free of charge, the Solicitation/Recommendation Statement filed by Cohoes at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Cohoes are available free of charge from the Secretary of Cohoes at 75 Remsen Street, Cohoes, New York 12047, telephone
(518) 233-6500.

Cohoes and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the upcoming annual meeting of stockholders. INFORMATION ABOUT THE PARTICIPANTS MAY BE OBTAINED THROUGH THE SEC'S WEBSITE FROM THE PROXY MATERIALS FILED BY COHOES WITH THE SEC.